UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2007

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                             CHURCHILL VENTURES LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                       COMMISSION FILE NUMBER: 333-135741


               DELAWARE                                     20-5113856
    (STATE OF OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)


                              50 REVOLUTIONARY ROAD
                           SCARBOROUGH, NEW YORK 10510
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (914) 762-2553
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

On March 6, 2007, the initial public offering (the "Offering") of 12,500,000 units (the "Units") of Churchill Ventures Ltd. (the "Company") was consummated. Each Unit consists of one share of common stock, par value $0.001 per share (the "Common Stock"), and one warrant exercisable to purchase one share of Common Stock at an exercise price of $6.00 per share (the "Warrant"). The Units were sold at a price of $8.00 per Unit, generating gross proceeds to the Company of $100,000,000.

Prior to the closing of the Offering, Churchill Capital Partners LLC ("CCP") purchased 5,000,000 warrants (the "Sponsor Warrants"), each to purchase one share of the Company's Common Stock at an exercise price of $6.00 per share. The Sponsor Warrants were sold at an offering price of $1.00 per Sponsor Warrant, generating gross proceeds to the Company of $5,000,000 (the "Sponsor Warrant Proceeds"). CCP is a holding company formed to (i) hold shares of the Company's Common Stock on behalf of (a) Itzhak Fisher through Pereg Hill LLC, a Delaware limited liability company that is beneficially owned by Itzhak Fisher, (b) Christopher Bogart and Elizabeth O'Connell through Churchill Glenavy Holdings LLC, a Delaware limited liability company beneficially owned by Christopher Bogart and Elizabeth O'Connell, and The CHV Bogart Family Trust, of which Christopher Bogart is the grantor, and (c) Nir Tarlovsky and (ii) provide administrative services to the Company.

On March 6, 2007, the underwriters for the Offering exercised their over-allotment option, which closed on March 9, 2007 (the "Over-Allotment Option Exercise"), and purchased an additional 972,400 Units, generating gross proceeds of $7,779,200. The underwriters have surrendered and terminated their rights with respect to the remaining Units covered by their over-allotment option.

Approximately $107.5 million was placed in the Company's trust account from the proceeds of the Offering, the Sponsor Warrant Proceeds and the Over-Allotment Option Exercise, including approximately $3.8 million of deferred underwriting discounts and commissions.

Audited financial statements as of March 9, 2007 reflecting all of the foregoing transactions are attached hereto as Exhibit 99.1.

In addition, commencing on March 16, 2007, the holders of the Company's Units may elect to trade separately the Common Stock and Warrants included in such Units. The Units not separated will continue to trade on the American Stock Exchange under the symbol CHV.U, and each of the Common Stock and Warrants will trade on the American Stock Exchange under the symbols CHV and CHV.WS, respectively.

An execution copy of each of the Underwriting Agreement, among the Company and the Representative, the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company and the Investment Management Trust Agreement, between the Company and JPMorgan Chase Bank, NA, each executed and delivered in connection with the closing of the Offering, is attached hereto as Exhibit 10.1,
Exhibit 10.2 and Exhibit 10.3, respectively. Each agreement is in substantially the form as attached to the Registration Statement on Form S-1 filed by the Company, as amended.

A copy of the Press Release issued by the Company concerning the closing of the Over-Allotment Option Exercise and the separation of the securities underlying the Units is attached hereto as Exhibit 99.2.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NO.    DESCRIPTION
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     10.1           Underwriting Agreement, between the Company and Banc of
                    America Securities LLC (form of which most recently filed as Exhibit 1.1 to Amendment Number 6 to the Company's
                    Registration Statement on Form S-1 (originally filed July
                    13, 2006) filed with the Securities and Exchange Commission on February 28, 2007).

     10.2 Warrant Agreement, between the Company and Continental Stock Transfer & Trust Company (form of which most recently filed as Exhibit 4.5 to Amendment Number 5 to the Company's Registration Statement on Form S-1 (originally filed July 13, 2006) filed with the Securities and Exchange Commission on February 12, 2007).

     10.3 Investment Management Trust Agreement, between the Company and JPMorgan Chase Bank, NA (form of which most recently filed as Exhibit 10.8 to Amendment Number 6 to the Company's Registration Statement on Form S-1 (originally filed July 13, 2006) filed with the Securities and Exchange Commission on February 28, 2007).

     99.1           Audited Financial Statements

     99.2           Press Release issued by Churchill Ventures Ltd. dated
                    March 14, 2007.



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                                  SIGNATURE(S)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on March 14, 2007


                                        CHURCHILL VENTURES LTD.



                                        By: /s/ Itzhak Fisher
                                            -----------------
                                            Name:  Itzhak Fisher
                                            Title: Chairman
                                                   (Principal Executive Officer)